UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 9, 2005

                       CHINA CABLE AND COMMUNICATION, INC.

               (Exact name of registrant as specified in Charter)

          Delaware                     2-98997-NY               11-2717273
(State or other jurisdiction of    (Commission File No.)       (IRS Employee
incorporation or organization)                               Identification No.)

           No. 22 Bei Xin Cun Hou Street, Xiang Shan, Haidian District
                 Beijing 100093, the People's Republic of China
                    (Address of Principal Executive Offices)

                                (86) 10-8259 9426
                                -----------------
                            (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS.

Effective December 6, 2005, Mr. Kai-Jun Yang ("Mr. Yang") resigned as a member of the board of directors and Chairman of the board of the Registrant. There were no disagreements between Mr. Yang and the Registrant or any officer or director of the Registrant. The Registrant has provided a copy of the disclosures it is making in response to this Item 5.02 to Mr. Yang and has informed him that he may furnish the Registrant as promptly as possible with a letter stating whether he agrees or disagrees with the disclosures made in response to this Item 5.02, and that if he disagrees, then the Registrant requests that he provide the respects in which he does not agree with the disclosures. The Registrant will file any letter received by the Registrant from Mr. Yang as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt by the Registrant.

Effective December 6, 2005, Mr. Hong-Tao Li ("Mr. Li") resigned as a member of the board of directors, Chief Operating Officer and Vice President of Project Development of the Registrant. There were no disagreements between Mr. Li and the Registrant or any officer or director of the Registrant. The Registrant has provided a copy of the disclosures it is making in response to this Item 5.02 to Mr. Li and has informed him that he may furnish the Registrant as promptly as possible with a letter stating whether he agrees or disagrees with the disclosures made in response to this Item 5.02, and that if he disagrees, then the Registrant requests that he provide the respects in which he does not agree with the disclosures. The Registrant will file any letter received by the Registrant from Mr. Li as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt by the Registrant.

Effective December 6, 2005, Mr. Yau-Sing Tang ("Mr. Tang") resigned as a member of the board of directors of the Registrant. There were no disagreements between Mr. Tang and the Registrant or any officer or director of the Registrant. The Registrant has provided a copy of the disclosures it is making in response to this Item 5.02 to Mr. Tang and has informed him that he may furnish the Registrant as promptly as possible with a letter stating whether he agrees or disagrees with the disclosures made in response to this Item 5.02, and that if he disagrees, then the Registrant requests that he provide the respects in which he does not agree with the disclosures. The Registrant will file any letter received by the Registrant from Mr. Tang as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt by the Registrant.

Effective December 6, 2005, Mr. Yong-Xiang Chen ("Mr. Chen") resigned as a member of the board of directors of the Registrant. There were no disagreements between Mr. Chen and the Registrant or any officer or director of the Registrant. The Registrant has provided a copy of the disclosures it is making in response to this Item 5.02 to Mr. Chen and has informed him that he may furnish the Registrant as promptly as possible with a letter stating whether he agrees or disagrees with the disclosures made in response to this Item 5.02, and that if he disagrees, then the Registrant requests that he provide the respects in which he does not agree with the disclosures. The Registrant will file any letter received by the Registrant from Mr. Chen as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt by the Registrant.

Effective December 6, 2005, Mr. Zhi-Tang Li ("Mr. Li) resigned as a member of the board of directors of the Registrant. There were no disagreements between Mr. Li and the Registrant or any officer or director of the Registrant. The Registrant has provided a copy of the disclosures it is making in response to this Item 5.02 to Mr. Li and has informed him that he may furnish the Registrant as promptly as possible with a letter stating whether he agrees or disagrees with the disclosures made in response to this Item 5.02, and that if he disagrees, then the Registrant requests that he provide the respects in which he does not agree with the disclosures. The Registrant will file any letter received by the Registrant from Mr. Li as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt by the Registrant.

Effective December 6, 2005, Mr. Jian-Hua Li ("Mr. Li) resigned as a member of the board of directors of the Registrant. There were no disagreements between Mr. Li and the Registrant or any officer or director of the Registrant. The Registrant has provided a copy of the disclosures it is making in response to this Item 5.02 to Mr. Li and has informed him that he may furnish the Registrant as promptly as possible with a letter stating whether he agrees or disagrees with the disclosures made in response to this Item 5.02, and that if he disagrees, then the Registrant requests that he provide the respects in which he does not agree with the disclosures. The Registrant will file any letter received by the Registrant from Mr. Li as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt by the Registrant.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number      Description
-------     ------------

99.1 Letter of Resignation by Mr. Kai-Jun Yang to the Board of Directors of China Cable and Communication, Inc.

99.2 Letter of Resignation by Mr. Hong-Tao Li to the Board of Directors of China Cable and Communication, Inc.

99.3 Letter of Resignation by Mr. Yau-Sing Tang to the Board of Directors of China Cable and Communication, Inc.

99.4 Letter of Resignation by Mr. Yong-Xiang Chen to the Board of Directors of China Cable and Communication, Inc.

99.5 Letter of Resignation by Mr. Zhi-Tang Li to the Board of Directors of China Cable and Communication, Inc.

99.6 Letter of Resignation by Mr. Jian-Hua Li to the Board of Directors of China Cable and Communication, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2005         CHINA CABLE AND COMMUNICATION, INC.

                               By: /s/ Da-Xiang Zhang
                                  -------------------------------------
                                  Da-Xiang Zhang
                                  Director